                                                         EXHIBIT NO. 99.4(a)

                           INVESTMENT MANAGEMENT AGREEMENT


         THIS AGREEMENT, made on the 1ST day of November, 1982, by and between MONEY MARKET VARIABLE ACCOUNT ("MMVA"), a segregated investment account of Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)") and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation ("MFS")

                                 WITNESSETH:

         WHEREAS, the MMVA and MFS wish to enter into an agreement setting forth the terms upon which MFS will perform certain services for the MMVA.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

         1. MFS shall act as the investment adviser for MMVA and as such will manage the assets of MMVA and perform the other services herein set forth, subject to the supervision of the Board of Managers of MMVA, for the period and on the terms herein set forth.

         2. MFS, in performing its undertaking to manage the assets of MMVA, shall:

         (a) regularly furnish MMVA with investment research, investment advice, and portfolio supervision;

         (b) regularly furnish to the Board of Managers of MMVA recommendations with respect to an investment program for approval, modification, or rejection by the Board of Managers; any such recommended investment program shall be consistent with MMVA's investment objectives, policies and restrictions set forth in its organizational documents, rules and regulations and such registration statements and exhibits as from time to time may be on file with the Securities and Exchange Commission;

         (c) take such steps as are necessary to implement the investment program approved by the Board of Managers of MMVA by purchase and/or sale of securities, including the placing of orders of such purchase and/or sale; and

         (d) regularly report to the Board of Managers of MMVA with respect to the implementation of the approved investment program; such report shall include a schedule of the investments and cash held by MMVA and shall include therein a statement of all purchases and sales made on behalf of MMVA during the period since the preceding report.

         3. MFS shall at all times be subject to any directives of the Board of Managers of MMVA, any duly constituted committee thereof or any officer of MMVA acting pursuant to like authority with respect to the implementation of any approved investment program for MMVA and any other activities undertaken by MFS on behalf of MMVA.

         4. MFS, in addition to performing at its own expense the undertaking to manage the assets of MMVA, shall permit any of its officers or employees to serve without compensation as members of the Board of Managers or officers of MMVA if elected to such positions and shall furnish at its own expense or pay the expenses of MMVA for the following:

         (a) office space in the offices of MFS or in such other place as may be agreed upon from time to time, and all necessary office facilities and equipment; and

         (b) necessary executive and other personnel for managing the affairs of MMVA, including personnel to perform clerical, bookkeeping, accounting and other office functions (exclusive of those related to and to be performed under contract for custodial, transfer, paying and plan agency services by the bank selected to perform such services); and

         (c) all information required in connection with the registration statements and prospectuses including amendments thereto.

         5. Unless otherwise provided in any other Agreement between MFS, MMVA or Sun Life (U.S.), MFS shall not be required to bear or to reimburse MMVA for:

         (a) any of the cost of preparing, printing and mailing all annual, semi-annual and other periodic reports as well as all notices and proxy solicitation material furnished to contract holders participating in the investment experience of MMVA or regulatory authorities;

         (b) the costs of preparation, printing and mailing of sales literature and prospectuses;

         (c) compensation and expenses of members of the Board of Managers of MMVA who are not directors, officers or employees of Sun Life Assurance Company of Canada or any company affiliated with Sun Life Assurance Company of Canada;

         (d) registration, filing and other fees in connection with requirements of regulatory authorities;

         (e) the charges and expenses of the custodian appointed by MMVA for custodial, paying agent, transfer agent and plan agent services;

         (f) the charges and expenses of the independent accountants and any counsel retained by MMVA;

         (g) broker's commissions and issue and transfer taxes chargeable to MMVA in connection with securities transactions to which MMVA is a party;

         (h) taxes and corporate fees payable by MMVA and/or Sun Life (U.S.) to federal, state or other governmental agencies;

         (i) legal fees and expenses in connection with the affairs of MMVA, including registering and qualifying its shares with federal and state regulatory authorities;

         (j) the cost of preparing and distributing reports and notices to contract holders participating in the investment experience of MMVA;

         (k) expenses of contract holders and Board of Managers meetings; and

         (l) expenses other than those specifically assumed by MFS pursuant to the terms of this Agreement.

         6. MMVA will pay MFS, as full compensation for all services rendered, all expense payments made, and all facilities furnished, a monthly investment management fee computed at an annual rate of one-half of one percent (0.50%) of the average of the daily net asset values of MMVA during each month.

The daily net asset value of MMVA shall be determined pursuant to the applicable provisions of MMVA's registration statements filed with the Securities and Exchange Commission and the fee for each month shall be payable to MFS not later than the tenth day of the following month.

         7. If in any calendar year the total of all expenses of MMVA (including investment advisory fees but excluding taxes, portfolio brokerage commissions and interest) and to the extent permitted, extraordinary expenses exceed one and one-quarter percent (1.25%) of the average daily net assets for the calendar year, MFS shall reduce its fees or reimburse MMVA for any such excess. The daily net asset value of MMVA shall be determined pursuant to the applicable provisions of the registration statements of MMVA filed with the Securities and Exchange Commission and this value will be used to determine the average net assets of MMVA for a particular calendar year. For the purposes of this paragraph the term "calendar year" shall include the portion of a calendar year for which compensation shall be payable, which shall have elapsed prior to

December 31, 1982, and the portion of a calendar year which shall have elapsed prior to the date of termination of this Agreement.

         8. The services of MFS to MMVA hereunder are not to be deemed exclusive and MFS shall be free to render similar services to others and engage in other activities.

         9. It is understood that members of the Board of Managers of MMVA are or may be interested in MFS as directors, officers or otherwise and that directors, officers, agents and stockholders of MFS are or may be interested in MMVA otherwise than as a member of the Board of Managers of MMVA, and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the governing documents of MMVA and MFS, respectively, or by specific provision of applicable law.

         10. (a) This Agreement shall remain in full force until November 1, 1983 unless sooner terminated. This Agreement shall continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually in the manner required by the Investment Company Act of 1940.

                  (b) This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without the payment of any penalty by MMVA or by MFS on sixty (60) days' written notice to the other party. MMVA may effect termination by action of the Board of Managers of MMVA or by majority vote of those having a right to vote.

                  (c) This Agreement may be terminated at any time without the payment of any penalty by the Board of Managers of MMVA or by majority vote of those having a right to vote in the event that it shall have been established by a court of competent jurisdiction that MFS or any officer or director of MFS has taken any action which results in a material breach of the covenants of MFS set forth herein.

         11. Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage prepaid to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party it is agreed that the address of MMVA for this purpose shall be One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181, and the address for MFS for this purpose shall be 200 Berkeley Street, Boston, Massachusetts 02116.

                           MONEY MARKET VARIABLE ACCOUNT

                           By:              BONNIE S. ANGUS
                                            Bonnie S. Angus
                                            Secretary to Board of Managers

                           MASSACHUSETTS FINANCIAL SERVICES COMPANY

                           By:              RICHARD B. BAILEY
                                            Richard B. Bailey
                                            Chairman

                         INVESTMENT MANAGEMENT AGREEMENT


         THIS AGREEMENT, made on this 1st day of November, 1982, by and between HIGH YIELD VARIABLE ACCOUNT ("HYVA"), a segregated investment account of Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)") and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation ("MFS")

                                                    WITNESSETH:

         WHEREAS, the HYVA and MFS wish to enter into an agreement setting forth the terms upon which MFS will perform certain services for the HYVA.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

         1. MFS shall act as the investment adviser for HYVA and as such will manage the assets of HYVA and perform the other services herein set forth, subject to the supervision of the Board of Managers of HYVA, for the period and on the terms herein set forth.

         2. MFS, in performing its undertaking to manage the assets of HYVA, shall:

         (a) regularly furnish HYVA with investment research, investment advice, and portfolio supervision;

         (b) regularly furnish to the Board of Managers of HYVA recommendations with respect to an investment program for approval, modification, or rejection by the Board of Managers; any such recommended investment program shall be consistent with HYVA's investment objectives, policies and restrictions set forth in its organizational documents, rules and regulations and such registration statements and exhibits as from time to time may be on file with the Securities and Exchange Commission;

         (c) take such steps as are necessary to implement the investment program approved by the Board of Managers of HYVA by purchase and/or sale of securities, including the placing of orders of such purchase and/or sale; and

         (d) regularly report to the Board of Managers of HYVA with respect to the implementation of the approved investment program; such report shall include a schedule of the investments and cash held by HYVA and shall include therein a statement of all purchases and sales made on behalf of HYVA during the period since the preceding report.

         3. MFS shall at all times be subject to any directives of the Board of Managers of HYVA, any duly constituted committee thereof or any officer of HYVA acting pursuant to like authority with respect to the implementation of any approved investment program for HYVA and any other activities undertaken by MFS on behalf of HYVA.

         4. MFS, in addition to performing at its own expense the undertaking to manage the assets of HYVA, shall permit any of its officers or employees to serve without compensation as members of the Board of Managers or officers of HYVA if elected to such positions and shall furnish at its own expense or pay the expenses of HYVA for the following:

         (a) office space in the offices of MFS or in such other place as may be agreed upon from time to time, and all necessary office facilities and equipment; and

         (b) necessary executive and other personnel for managing the affairs of HYVA, including personnel to perform clerical, bookkeeping, accounting and other office functions (exclusive of those related to and to be performed under contract for custodial, transfer, paying and plan agency services by the bank selected to perform such services); and

         (c) all information required in connection with the registration statements and prospectuses including amendments thereto.

         5. Unless otherwise provided in any other Agreement between MFS, HYVA or Sun Life (U.S.), MFS shall not be required to bear or to reimburse HYVA for:

         (a) any of the cost of preparing, printing and mailing all annual, semi-annual and other periodic reports as well as all notices and proxy solicitation material furnished to contract holders participating in the investment experience of HYVA or regulatory authorities;

         (b) the costs of preparation, printing and mailing of sales literature and prospectuses;

         (c) compensation and expenses of members of the Board of Managers of HYVA who are not directors, officers or employees of Sun Life Assurance Company of Canada or any company affiliated with Sun Life Assurance Company of Canada;

         (d) registration, filing and other fees in connection with requirements of regulatory authorities;

         (e) the charges and expenses of the custodian appointed by HYVA for custodial, paying agent, transfer agent and plan agent services;

         (f) the charges and expenses of the independent accountants and any counsel retained by HYVA;

         (g) broker's commissions and issue and transfer taxes chargeable to HYVA in connection with securities transactions to which HYVA is a party;

         (h) taxes and corporate fees payable by HYVA and/or Sun Life (U.S.) to federal, state or other governmental agencies;

         (i) legal fees and expenses in connection with the affairs of HYVA, including registering and qualifying its shares with federal and state regulatory authorities;

         (j) the cost of preparing and distributing reports and notices to contract holders participating in the investment experience of HYVA;

         (k) expenses of contract holders and Board of Managers meetings; and

         (l) expenses other than those specifically assumed by MFS pursuant to the terms of this Agreement.

         6. HYVA will pay MFS, as full compensation for all services rendered, all expense payments made, and all facilities furnished, a monthly investment management fee computed at an annual rate of three quarters of one percent (0.75%) of the average of the daily net asset values of HYVA during each month.

The daily net asset value of HYVA shall be determined pursuant to the applicable provisions of HYVA's registration statements filed with the Securities and Exchange Commission and the fee for each month shall be payable to MFS not later than the tenth day of the following month.

         7. If in any calendar year the total of all expenses of HYVA (including investment advisory fees but excluding taxes, portfolio brokerage commissions and interest) and to the extent permitted, extraordinary expenses exceed one and one-quarter percent (1.25%) of the average daily net assets for the calendar year, MFS shall reduce its fees or reimburse HYVA for any such excess. The daily net asset value of HYVA shall be determined pursuant to the applicable provisions of the registration statements of HYVA filed with the Securities and Exchange Commission and this value will be used to determine the average net assets of HYVA for a particular calendar year. For the purposes of this paragraph the term "calendar year" shall include the portion of a calendar year for which compensation shall be payable, which shall have elapsed prior to December 31, 1982, and the portion of a calendar year which shall have elapsed prior to the date of termination of this Agreement.

                                        9
         8. The services of MFS to HYVA hereunder are not to be deemed exclusive and MFS shall be free to render similar services to others and engage in other activities.

         9. It is understood that members of the Board of Managers of HYVA are or may be interested in MFS as directors, officers or otherwise and that directors, officers, agents and stockholders of MFS are or may be interested in HYVA otherwise than as a member of the Board of Managers of HYVA, and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the governing documents of HYVA and MFS, respectively, or by specific provision of applicable law.

         10. (a) This Agreement shall remain in full force until November 1, 1983 unless sooner terminated. This Agreement shall continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually in the manner required by the Investment Company Act of 1940.

                  (b) This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without the payment of any penalty by HYVA or by MFS on sixty (60) days' written notice to the other party. HYVA may effect termination by action of the Board of Managers of HYVA or by majority vote of those having a right to vote.

                  (c) This Agreement may be terminated at any time without the payment of any penalty by the Board of Managers of HYVA or by majority vote of those having a right to vote in the event that it shall have been established by a court of competent jurisdiction that MFS or any officer or director of MFS has taken any action which results in a material breach of the covenants of MFS set forth herein.

         11. Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage prepaid to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party it is agreed that the address of HYVA for this purpose shall be One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181, and the address for MFS for this purpose shall be 200 Berkeley Street, Boston, Massachusetts 02116.

                           HIGH YIELD VARIABLE ACCOUNT

                           By:              BONNIE S. ANGUS
                                            Bonnie S. Angus
                                            Secretary to Board of Managers

                           MASSACHUSETTS FINANCIAL SERVICES COMPANY

                           By:              RICHARD B. BAILEY
                                            Richard B. Bailey
                                            Chairman

                           INVESTMENT MANAGEMENT AGREEMENT


         THIS AGREEMENT, made on this 1st day of November, 1982, by and between CAPITAL APPRECIATION VARIABLE ACCOUNT ("CAVA"), a segregated investment account of Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)") and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation ("MFS")

                                      WITNESSETH:

         WHEREAS, the CAVA and MFS wish to enter into an agreement setting forth the terms upon which MFS will perform certain services for the CAVA.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

         1. MFS shall act as the investment adviser for CAVA and as such will manage the assets of CAVA and perform the other services herein set forth, subject to the supervision of the Board of Managers of CAVA, for the period and on the terms herein set forth.

         2. MFS, in performing its undertaking to manage the assets of CAVA, shall:

         (a) regularly furnish CAVA with investment research, investment advice, and portfolio supervision;

         (b) regularly furnish to the Board of Managers of CAVA recommendations with respect to an investment program for approval, modification, or rejection by the Board of Managers; any such recommended investment program shall be consistent with CAVA's investment objectives, policies and restrictions set forth in its organizational documents, rules and regulations and such registration statements and exhibits as from time to time may be on file with the Securities and Exchange Commission;

         (c) take such steps as are necessary to implement the investment program approved by the Board of Managers of CAVA by purchase and/or sale of securities, including the placing of orders of such purchase and/or sale; and

         (d) regularly report to the Board of Managers of CAVA with respect to the implementation of the approved investment program; such report shall include a schedule of the investments and cash held by CAVA and shall include therein a statement of all purchases and sales made on behalf of CAVA during the period since the preceding report.

         3. MFS shall at all times be subject to any directives of the Board of Managers of CAVA, any duly constituted committee thereof or any officer of CAVA acting pursuant to like authority with respect to the implementation of any approved investment program for CAVA and any other activities undertaken by MFS on behalf of CAVA.

         4. MFS, in addition to performing at its own expense the undertaking to manage the assets of CAVA, shall permit any of its officers or employees to serve without compensation as members of the Board of Managers or officers of CAVA if elected to such positions and shall furnish at its own expense or pay the expenses of CAVA for the following:

         (a) office space in the offices of MFS or in such other place as may be agreed upon from time to time, and all necessary office facilities and equipment; and

         (b) necessary executive and other personnel for managing the affairs of CAVA, including personnel to perform clerical, bookkeeping, accounting and other office functions (exclusive of those related to and to be performed under contract for custodial, transfer, paying and plan agency services by the bank selected to perform such services); and

         (c) all information required in connection with the registration statements and prospectuses including amendments thereto.

         5. Unless otherwise provided in any other Agreement between MFS, CAVA or Sun Life (U.S.), MFS shall not be required to bear or to reimburse CAVA for:

         (a) any of the cost of preparing, printing and mailing all annual, semi-annual and other periodic reports as well as all notices and proxy solicitation material furnished to contract holders participating in the investment experience of CAVA or regulatory authorities;

         (b) the costs of preparation, printing and mailing of sales literature and prospectuses;

         (c) compensation and expenses of members of the Board of Managers of CAVA who are not directors, officers or employees of Sun Life Assurance Company of Canada or any company affiliated with Sun Life Assurance Company of Canada;

         (d) registration, filing and other fees in connection with requirements of regulatory authorities;

         (e) the charges and expenses of the custodian appointed by CAVA for custodial, paying agent, transfer agent and plan agent services;

         (f) the charges and expenses of the independent accountants and any counsel retained by CAVA;

         (g) broker's commissions and issue and transfer taxes chargeable to CAVA in connection with securities transactions to which CAVA is a party;

         (h) taxes and corporate fees payable by CAVA and/or Sun Life (U.S.) to federal, state or other governmental agencies;

         (i) legal fees and expenses in connection with the affairs of CAVA, including registering and qualifying its shares with federal and state regulatory authorities;

         (j) the cost of preparing and distributing reports and notices to contract holders participating in the investment experience of CAVA;

         (k) expenses of contract holders and Board of Managers meetings; and

         (l) expenses other than those specifically assumed by MFS pursuant to the terms of this Agreement.

         6. CAVA will pay MFS, as full compensation for all services rendered, all expense payments made, and all facilities furnished, a monthly investment management fee computed at an annual rate of three quarters of one percent (0.75%) of the average of the daily net asset values of CAVA during each month.

The daily net asset value of CAVA shall be determined pursuant to the applicable provisions of CAVA's registration statements filed with the Securities and Exchange Commission and the fee for each month shall be payable to MFS not later than the tenth day of the following month.

         7. If in any calendar year the total of all expenses of CAVA (including investment advisory fees but excluding taxes, portfolio brokerage commissions and interest) and to the extent permitted, extraordinary expenses exceed one and one-quarter percent (1.25%) of the average daily net assets for the calendar year, MFS shall reduce its fees or reimburse CAVA for any such excess. The daily net asset value of CAVA shall be determined pursuant to the applicable provisions of the registration statements of CAVA filed with the Securities and Exchange Commission and this value will be used to determine the average net assets of CAVA for a particular calendar year. For the purposes of this paragraph the term "calendar year" shall include the portion of a calendar year for which compensation shall be payable, which shall have elapsed prior to December 31, 1982, and the portion of a calendar year which shall have elapsed prior to the date of termination of this Agreement.

         8. The services of MFS to CAVA hereunder are not to be deemed exclusive and MFS shall be free to render similar services to others and engage in other activities.

         9. It is understood that members of the Board of Managers of CAVA are or may be interested in MFS as directors, officers or otherwise and that directors, officers, agents and stockholders of MFS are or may be interested in CAVA otherwise than as a member of the Board of Managers of CAVA, and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the governing documents of CAVA and MFS, respectively, or by specific provision of applicable law.

         10. (a) This Agreement shall remain in full force until November 1, 1983 unless sooner terminated. This Agreement shall continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually in the manner required by the Investment Company Act of 1940.

                  (b) This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without the payment of any penalty by CAVA or by MFS on sixty (60) days' written notice to the other party. CAVA may effect termination by action of the Board of Managers of CAVA or by majority vote of those having a right to vote.

                  (c) This Agreement may be terminated at any time without the payment of any penalty by the Board of Managers of CAVA or by majority vote of those having a right to vote in the event that it shall have been established by a court of competent jurisdiction that MFS or any officer or director of MFS has taken any action which results in a material breach of the covenants of MFS set forth herein.

         11. Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage prepaid to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party it is agreed that the address of CAVA for this purpose shall be One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181, and the address for MFS for this purpose shall be 200 Berkeley Street, Boston, Massachusetts 02116.

                           CAPITAL APPRECIATION VARIABLE ACCOUNT

                           By:              BONNIE S. ANGUS
                                            Bonnie S. Angus
                                            Secretary to Board of Managers

                           MASSACHUSETTS FINANCIAL SERVICES COMPANY

                           By:              RICHARD B. BAILEY
                                            Richard B. Bailey
                                            Chairman


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                                        16

                            INVESTMENT MANAGEMENT AGREEMENT


         THIS AGREEMENT, made on the 20th day of April, 1984, by and between GOVERNMENT GUARANTEED VARIABLE ACCOUNT ("GGVA"), a segregated investment account of Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)") and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation ("MFS")

                                       WITNESSETH:

         WHEREAS, the GGVA and MFS wish to enter into an agreement setting forth the terms upon which MFS will perform certain services for the GGVA.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

         1. MFS shall act as the investment adviser for GGVA and as such will manage the assets of GGVA and perform the other services herein set forth, subject to the supervision of the Board of Managers of GGVA, for the period and on the terms herein set forth.

         2. MFS, in performing its undertaking to manage the assets of GGVA, shall:

         (a) regularly furnish GGVA with investment research, investment advice, and portfolio supervision;

         (b) regularly furnish to the Board of Managers of GGVA recommendations with respect to an investment program for approval, modification, or rejection by the Board of Managers; any such recommended investment program shall be consistent with GGVA's investment objectives, policies and restrictions set forth in its organizational documents, rules and regulations and such registration statements and exhibits as from time to time may be on file with the Securities and Exchange Commission;

         (c) take such steps as are necessary to implement the investment program approved by the Board of Managers of GGVA by purchase and/or sale of securities, including the placing of orders of such purchase and/or sale; and

         (d) regularly report to the Board of Managers of GGVA with respect to the implementation of the approved investment program; such report shall include a schedule of the investments and cash held by GGVA and shall include therein a statement of all purchases and sales made on behalf of GGVA during the period since the preceding report.
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                                        17

         3. MFS shall at all times be subject to any directives of the Board of Managers of GGVA, any duly constituted committee thereof or any officer of GGVA acting pursuant to like authority with respect to the implementation of any approved investment program for GGVA and any other activities undertaken by MFS on behalf of GGVA.

         4. MFS, in addition to performing at its own expense the undertaking to manage the assets of GGVA, shall permit any of its officers or employees to serve without compensation as members of the Board of Managers or officers of GGVA if elected to such positions and shall furnish at its own expense or pay the expenses of GGVA for the following:

         (a) office space in the offices of MFS or in such other place as may be agreed upon from time to time, and all necessary office facilities and equipment; and

         (b) necessary executive and other personnel for managing the affairs of GGVA, including personnel to perform clerical, bookkeeping, accounting and other office functions (exclusive of those related to and to be performed under contract for custodial, transfer, paying and plan agency services by the bank selected to perform such services); and

         (c) all information required in connection with the registration statements and prospectuses including amendments thereto.

         5. Unless otherwise provided in any other Agreement between MFS, GGVA or Sun Life (U.S.), MFS shall not be required to bear or to reimburse GGVA for:

         (a) any of the cost of preparing, printing and mailing all annual, semi-annual and other periodic reports as well as all notices and proxy solicitation material furnished to contract holders participating in the investment experience of GGVA or regulatory authorities;

         (b) the costs of preparation, printing and mailing of sales literature and prospectuses;

         (c) compensation and expenses of members of the Board of Managers of GGVA who are not directors, officers or employees of Sun Life Assurance Company of Canada or any company affiliated with Sun Life Assurance Company of Canada;

         (d) registration, filing and other fees in connection with requirements of regulatory authorities;

         (e) the charges and expenses of the custodian appointed by GGVA for custodial, paying agent, transfer agent and plan agent services;
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                                        18

         (f) the charges and expenses of the independent accountants and any counsel retained by GGVA;

         (g) broker's commissions and issue and transfer taxes chargeable to GGVA in connection with securities transactions to which GGVA is a party;

         (h) taxes and corporate fees payable by GGVA and/or Sun Life (U.S.) to federal, state or other governmental agencies;

         (i) legal fees and expenses in connection with the affairs of GGVA, including registering and qualifying its shares with federal and state regulatory authorities;

         (j) the cost of preparing and distributing reports and notices to contract holders participating in the investment experience of GGVA;

         (k) expenses of contract holders and Board of Managers meetings; and

         (l) expenses other than those specifically assumed by MFS pursuant to the terms of this Agreement.

         6. GGVA will pay MFS, as full compensation for all services rendered, all expense payments made, and all facilities furnished, a monthly investment management fee computed at an annual rate of fifty-five one hundredths of one percent (0.55%) of the average of the daily net asset values of GGVA during each month.

The daily net asset value of GGVA shall be determined pursuant to the applicable provisions of GGVA's registration statements filed with the Securities and Exchange Commission and the fee for each month shall be payable to MFS not later than the tenth day of the following month.

         7. If in any calendar year the total of all expenses of GGVA (including investment advisory fees but excluding taxes, portfolio brokerage commissions and interest) and to the extent permitted, extraordinary expenses exceed one and one-quarter percent (1.25%) of the average daily net assets for the calendar year, MFS shall reduce its fees or reimburse GGVA for any such excess. The daily net asset value of GGVA shall be determined pursuant to the applicable provisions of the registration statements of GGVA filed with the Securities and Exchange Commission and this value will be used to determine the average net assets of GGVA for a particular calendar year. For the purposes of this paragraph the term "calendar year" shall include the portion of a calendar year for which compensation shall be payable, which shall have elapsed prior to December 31, 1984, and the portion of a calendar year which shall have elapsed prior to the date of termination of this Agreement.
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                                        19

         8. The services of MFS to GGVA hereunder are not to be deemed exclusive and MFS shall be free to render similar services to others and engage in other activities.

         9. It is understood that members of the Board of Managers of GGVA are or may be interested in MFS as directors, officers or otherwise and that directors, officers, agents and stockholders of MFS are or may be interested in GGVA otherwise than as a member of the Board of Managers of GGVA, and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the governing documents of GGVA and MFS, respectively, or by specific provision of applicable law.

         10. (a) This Agreement shall remain in full force until November 1, 1983 unless sooner terminated. This Agreement shall continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually in the manner required by the Investment Company Act of 1940.

                  (b) This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without the payment of any penalty by GGVA or by MFS on sixty (60) days' written notice to the other party. GGVA may effect termination by action of the Board of Managers of GGVA or by majority vote of those having a right to vote.

                  (c) This Agreement may be terminated at any time without the payment of any penalty by the Board of Managers of GGVA or by majority vote of those having a right to vote in the event that it shall have been established by a court of competent jurisdiction that MFS or any officer or director of MFS has taken any action which results in a material breach of the covenants of MFS set forth herein.


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                                        20



         11. Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage prepaid to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party it is agreed that the address of GGVA for this purpose shall be One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181, and the address for MFS for this purpose shall be 200 Berkeley Street, Boston, Massachusetts 02116.

                           GOVERNMENT GUARANTEED VARIABLE ACCOUNT

                           By:              BONNIE S. ANGUS
                                            Bonnie S. Angus
                                            Secretary to Board of Managers

                           MASSACHUSETTS FINANCIAL SERVICES COMPANY

                           By:              RICHARD B. BAILEY
                                            Richard B. Bailey
                                            Chairman